UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2014

ContraFect Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Wells Avenue, Third Floor Yonkers, New York	10701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 207-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

ContraFect Corporation (the “Company”) has appointed Natalie Bogdanos to serve as General Counsel of the Company, effective as of August 18, 2014. Ms. Bogdanos, 46, has more than 15 years of in-depth legal experience across many areas of law including contract, intellectual property, licensing, regulatory, corporate governance, securities and litigation. Prior to joining ContraFect, Ms. Bogdanos served as Associate General Counsel at Memorial Sloan-Kettering Cancer Center (“MSKCC”). At MSKCC, she held a joint appointment with the Office of the General Counsel and the Office of Technology Development (“OTD”), providing legal counsel and guidance to various departments throughout the institution while having sole responsibility for the legal oversight of the OTD. Previously, Ms. Bogdanos served as General Counsel at Enzo Biochem, Inc. (“Enzo”) from 2003 to 2012, a publicly traded international biotechnology and life sciences company focused on developing research tools, diagnostics and therapeutics, and providing test services to the medical community. During her tenure at Enzo, she provided legal guidance and business advice regarding all aspects of research, development, manufacture, use, licensing and marketing of innovative health care products, platforms and services based on molecular and cellular technologies. After graduating law school, Ms. Bogdanos worked as an associate at Amster, Rothstein & Ebenstein. Ms. Bogdanos has also served as a legal consultant to pharmaceutical companies and is presently a faculty member at the Practising Law Institute. Prior to attending law school, she was a research technician at the Public Health Research Institute where her work focused on Staphylococcus aureus.

Ms. Bogdanos is an attorney licensed to practice before the United States Patent and Trademark Office. She is admitted to practice law in New York, the United States District Court, Southern and Eastern District of New York and the United States Court of Appeals for the Federal Circuit. Ms. Bogdanos received her Juris Doctor from New York Law School and her Bachelor of Arts in Biology, with honors, from Queens College of the City University of New York.

There are no transactions in which Ms. Bogdanos has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On September 24, 2014, the Company issued a press release announcing the appointment of Ms. Bogdanos. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of the Company, dated September 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONTRAFECT CORPORATION

Date: September 24, 2014	By:	/s/ Julia P. Gregory
		Name:	Julia P. Gregory
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company, dated September 24, 2014